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Exhibit 4.1

NUMBER	SHARES
CUSIP 02081G 10 2
ATEC	SEE REVERSE FOR CERTAIN DEFINITIONS
COMMON STOCK

[ALPHATEC LOGO]
ALPHATEC HOLDINGS, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
PAR VALUE $0.0001 PER SHARE, OF

ALPHATEC HOLDINGS, INC., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the Amended and Restated Certificate of Incorporation and the By-laws of the Corporation, each as from time to time amended.

        This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

        WITNESS the facsimile seal of Alphatec Holdings, Inc. and the facsimile signature of its duly authorized officers.

Dated:
/s/ RONALD G. HISCOCK		/s/ STEPHEN T.D. DIXON
PRESIDENT and CEO		TREASURER AND CFO
[SEAL]
COUNTERSIGNED AND REGISTERED: MELLON INVESTOR SERVICES LLC
TRANSFER AGENT AND REGISTRAR
BY:

AUTHORIZED SIGNATURE

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—	as tenants in common	UNIF GIFT MIN ACT—
TEN ENT—	as tenants by the entireties			Custodian
JT TEN—	as joint tenants with right		(Cust)		(Minor)
	of survivorship and not as		under Uniform Gifts to Minors
tenants in common
Act
(State)

        Additional abbreviations may also be used though not in the above list.

For Value Received,	hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP OF ASSIGNEE)

Shares
of the common stock represented by this Certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
Dated:

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.
SIGNATURE(S) GUARANTEED:

THE SIGNATURE (S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBRO- KERS, SAVINGS SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S. E. C. RULE 17Ad-15.

        Pursuant to Section 151 of the Delaware General Corporation Law, Alphatec Holdings, Inc. will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

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  Exhibit 4.1